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              MONTHLY STATEMENT TO CERTIFICATEHOLDERS
               CHEVY CHASE MASTER CREDIT CARD TRUST
                          Series 1994-1

RECEIVABLES

Beginning of the Month Principal Receivables:              $  2,418,140,431.25
Beginning of the Month Finance Charge Receivables:         $    107,106,395.88
Beginning of the Month Discounted Receivables:             $              0.00
Beginning of the Month Total Receivables:                  $  2,525,246,827.13


Removed Principal Receivables:                             $              0.00
Removed Finance Charge Receivables:                        $              0.00
Removed Total Receivables:                                 $              0.00

Additional Principal Receivables:                          $              0.00
Additional Finance Charge Receivables:                     $              0.00
Additional Total Receivables:                              $              0.00


Discounted Receivables Generated this Period:              $              0.00


End of the Month Principal Receivables:                    $  2,376,483,357.01
End of the Month Finance Charge Receivables:               $    105,139,326.00
End of the Month Discounted Receivables:                   $              0.00
End of the Month Total Receivables:                        $  2,481,622,683.01


Special Funding Account Balance                            $              0.00
Aggregate Invested Amount (all Master Trust Series)        $  2,063,781,250.00
End of the Month Seller Amount                             $    312,702,107.01
End of the Month Seller Percentage                                       13.16%


PERFORMANCE SUMMARY


End of the Month Delinquencies:                                 RECEIVABLES

   30-59 Days Delinquent                                   $     71,872,098.93
   60-89 Days Delinquent                                   $     44,005,334.58
   90+ Days Delinquent                                     $     73,247,502.12

   Total 30+ Days Delinquent                               $    189,124,935.63
   Delinquent Percentage                                                  7.62%

Defaulted Accounts During the Month                        $     20,863,770.00
Annualized Default Percentage                                            10.35%

Principal Collections                                      $    225,729,067.03
Principal Payment Rate                                                   9.33%

Total Payment Rate                                                      10.85%


INVESTED AMOUNTS


   Class A Initial Invested Amount        $ 170,000,000.00



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   Class B Initial Invested Amount        $  30,000,000.00

INITIAL INVESTED AMOUNT                                    $    200,000,000.00

   Class A Invested Amount                $           0.00
   Class B Invested Amount                $  30,000,000.00

INVESTED AMOUNT                                            $     30,000,000.00

FLOATING ALLOCATION PERCENTAGE                                           1.68%
PRINCIPAL ALLOCATION PERCENTAGE                                          7.93%


MONTHLY SERVICING FEE                                      $         67,708.33

INVESTOR DEFAULT AMOUNT                                    $        350,511.33


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                             26.15%

   Class A Finance Charge Collections     $     225,006.34
   Other Amounts                          $           0.00

TOTAL CLASS A AVAILABLE FUNDS                              $        225,006.34


   Class A Monthly Interest               $      56,733.07
   Class A Servicing Fee                  $      17,708.33
   Class A Investor Default Amount        $      91,658.71

TOTAL CLASS A EXCESS SPREAD                                $         58,906.23


REQUIRED AMOUNT                                            $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                             73.85%

   Class B Finance Charge Collections     $     635,431.10
   Other Amounts                          $           0.00

TOTAL CLASS B AVAILABLE FUNDS                              $        635,431.10


   Class B Monthly Interest               $     165,687.50
   Class B Servicing Fee                  $      50,000.00
   Class B Investor Default Amount        $     258,852.62

TOTAL CLASS B EXCESS SPREAD                                $        160,890.98

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                        $        219,797.21




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   Excess Spread Applied to Required Amount                $              0.00

   Excess Spread Applied to Class A Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Class B Items                  $              0.00

   Excess Spread Applied to Class B Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Monthly Cash                   $          1,342.16
   Collateral Fee

   Excess Spread Applied to Cash Collateral                $              0.00
   Account

   Excess Spread Applied to other amounts owed             $              0.00
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                    $        218,455.05


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                          $     11,818,726.20


SERIES 1994-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO             $              0.00
SERIES 1994-1

   Excess Finance Charge Collections Applied to            $              0.00
   Required Amount

   Excess Finance Charge Collections Applied to            $              0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Items

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to            $              0.00
   Cash Collateral Account

   Excess Finance Charge Collections Applied to            $              0.00
   other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --


   Base Rate (Current Month)                          7.97%
   Base Rate (Prior Month)                            7.97%



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   Base Rate (Two Months Ago)                         7.95%

THREE MONTH AVERAGE BASE RATE                                          7.96%


   Portfolio Yield (Current Month)                   15.06%
   Portfolio Yield (Prior Month)                     14.01%
   Portfolio Yield (Two Months Ago)                  12.21%

THREE MONTH AVERAGE PORTFOLIO YIELD                                   13.76%


PRINCIPAL COLLECTIONS --


CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections          $  15,215,267.76

CLASS B PRINCIPAL PERCENTAGE                                           15.00%

   Class B Principal Collections          $   2,685,047.25

TOTAL PRINCIPAL COLLECTIONS                                $     17,900,315.01


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $              0.00
SERIES


CLASS A AMORTIZATION --

   Controlled Amortization Amount         $  10,625,000.00
   Deficit Controlled Amortization Amount $           0.00

CONTROLLED DISTRIBUTION AMOUNT                             $     10,625,000.00


CLASS B AMORTIZATION --

   Controlled Amortization Amount         $           0.00
   Deficit Controlled Amortization Amount $           0.00

CONTROLLED DISTRIBUTION AMOUNT                             $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL        $      7,275,315.01
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                               $              0.00

CLASS B INVESTOR CHARGE OFFS                               $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                    $              0.00





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CASH COLLATERAL ACCOUNT --


   Initial Shared Collateral Amount       $  10,000,000.00
   Initial Class B Collateral Amount      $  12,000,000.00
   Required Cash Collateral Amount        $  14,031,250.00
   Available Cash Collateral Amount       $  14,031,250.00
   Available Shared Collateral Amount     $   2,031,250.00


TOTAL DRAW AMOUNT                                          $              0.00

CASH COLLATERAL ACCOUNT SURPLUS                            $              0.00



                                CHEVY CHASE BANK, F.S.B.,
                                as Servicer


                                By:  ________________________
                                          Mark  A. Holles
                                           Vice President